Exhibit 99.3
Case 09-35582-bjh11      Doc 102      Filed 10/16/09      Entered 10/16/09 16:44:54      Desc
Main Document      Page 1 of 12

CASE NAME: Guaranty Holdings, Inc.	ACCRUAL BASIS

CASE NUMBER: 09-35584

JUDGE: Judge Houser
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION
MONTHLY OPERATING REPORT
MONTH ENDING: September 30, 2009
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS — 1 THROUGH ACCRUAL BASIS — 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dennis S. Faulkner	Chief Restructuring Officer

Original Signature of Responsible Party	Title

Dennis S. Faulkner	October 16, 2009

Printed Name of Responsible Party	Date

PREPARER:

/s/ Jason A. Rae	Accountant

Original Signature of Preparer	Title

Jason A. Rae	October 16, 2009

Printed Name of Preparer	Date

Case 09-35582-bjh11      Doc 102      Filed 10/16/09      Entered 10/16/09 16:44:54      Desc
Main Document      Page 2 of 12

CASE NAME: Guaranty Holdings, Inc.	ACCRUAL BASIS — 1

CASE NUMBER: 09-35584
COMPARATIVE BALANCE SHEET

		(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	Aug 28 -	MONTH
	AMOUNT	Jul-09	Aug 31, 2009	Sep-09
ASSETS
1. Unrestricted Cash	8,472		8,472	8,472
2. Restricted Cash

3. Total Cash	8,472		8,472	8,472

4. Accounts Receivable (Net)
5. Inventory
6. Notes Receivable
7. Prepaid Expenses
8. Other (Attach List)

9. Total Current Assets	8,472		8,472	8,472

10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets — Net of Amortization (Attach List)
15. Other (Attach List)

16. Total Assets	8,472		8,472	8,472

POST PETITION LIABILITIES
17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)
23. Total Post Petition Liabilities
PRE PETITION LIABILITIES
24. Secured Debt
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)
28. Total Pre Petition Liabilities
29. Total Liabilities
EQUITY
30. Pre Petition Owners’ Equity			8,472	8,472
31. Post Petition Cumulative Profit Or (Loss)			0	0
32. Direct Charges To Equity

33. Total Equity			8,472	8,472

34. Total Liabilities and Equity			8,472	8,472

This form _X___ does ___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11      Doc 102      Filed 10/16/09      Entered 10/16/09 16:44:54      Desc
Main Document      Page 3 of 12

CASE NAME: Guaranty Holdings, Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35584	ACCRUAL BASIS — 1
COMPARATIVE BALANCE SHEET

(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	Aug 28 -	MONTH
	AMOUNT	Jul-09	Aug 31, 2009	Sep-09
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS — LINE 8

A. Guaranty Bank	Unknown
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION — LINE 14

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS — LINE 15

POST PETITION LIABILITIES
A.
B.

C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES — LINE 22

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES — LINE 27

Case 09-35582-bjh11      Doc 102      Filed 10/16/09      Entered 10/16/09 16:44:54      Desc
Main Document      Page 4 of 12

CASE NAME: Guaranty Holdings, Inc.	ACCRUAL BASIS — 2

CASE NUMBER: 09-35584
INCOME STATEMENT

		(SEE GENERAL FOOTNOTE)
	MONTH	Aug 28 -	MONTH	QUARTER
	Jul-09	Aug 31, 2009	Sep-09	TOTAL
REVENUES
1. Gross Revenues
2. Less: Returns & Discounts
3. Net Revenue
COST OF GOODS SOLD
4. Material
5. Direct Labor
6. Direct Overhead
7. Total Cost Of Goods Sold
8. Gross Profit
OPERATING EXPENSES
9. Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating Income & Expense
OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)		0	0	0
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses		0	0	0
REORGANIZATION EXPENSES
23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)		0	0	0
This form ___ does _X___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11      Doc 102      Filed 10/16/09      Entered 10/16/09 16:44:54      Desc
Main Document      Page 5 of 12

CASE NAME: Guaranty Holdings, Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35584	ACCRUAL BASIS — 2
INCOME STATEMENT

	MONTH	Aug 28 -	MONTH	QUARTER
	Jul-09	Aug 31, 2009	Sep-09	TOTAL
OPERATING EXPENSES
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.
TOTAL OTHER OPERATING EXPENSES — LINE 13

OTHER INCOME & EXPENSES
A. Interest Income		0	0	0
B.
C.
D.
TOTAL NON-OPERATING INCOME — LINE 16		0	0	0

A.
B.
C.
D.
TOTAL NON-OPERATING EXPENSE — LINE 17

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES — LINE 25

Case 09-35582-bjh11      Doc 102      Filed 10/16/09      Entered 10/16/09 16:44:54      Desc
Main Document      Page 6 of 12

CASE NAME: Guaranty Holdings, Inc.	ACCRUAL BASIS — 3

CASE NUMBER: 09-35584

CASH RECEIPTS AND DISBURSEMENTS

	MONTH	Aug 28 -	MONTH	QUARTER
	Jul-09	Aug 31, 2009	Sep-09	TOTAL
1. Cash — Beginning Of Month		8,472	8,472	8,472
RECEIPTS FROM OPERATIONS
2. Cash Sales
COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition
4. Post Petition
5. Total Operating Receipts
NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)
7. Sale of Assets
8. Other (Attach List)		0	0	0
9. Total Non-Operating Receipts		0	0	0
10. Total Receipts		0	0	0

11. Total Cash Available		8,472	8,472	8,472

OPERATING DISBURSEMENTS
12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements
REORGANIZATION DISBURSEMENTS
27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow		0	0	0
33. Cash — End of Month		8,472	8,472	8,472
This form ___ does _X___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11      Doc 102      Filed 10/16/09      Entered 10/16/09 16:44:54      Desc
Main Document      Page 7 of 12

CASE NAME: Guaranty Holdings, Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35584	ACCRUAL BASIS — 3
CASH RECEIPTS AND DISBURSEMENTS

	MONTH	Aug 28 -	MONTH	QUARTER
	Jul-09	Aug 31, 2009	Sep-09	TOTAL
NON-OPERATING RECEIPTS
A.
B.
C.
D.
E.
TOTAL LOANS & ADVANCES- LINE 6

A. Interest		0	0	0
B.
C.
D.
E.
TOTAL OTHER NON-OPERATING RECEIPTS — LINE 8		0	0	0

OPERATING DISBURSEMENTS
A.
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER OPERATING DISBURSEMENTS — LINE 25

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION DISBURSEMENTS — LINE 29

Case 09-35582-bjh11      Doc 102      Filed 10/16/09      Entered 10/16/09 16:44:54      Desc
Main Document      Page 8 of 12

CASE NAME: Guaranty Holdings, Inc.	ACCRUAL BASIS — 4

CASE NUMBER: 09-35584

(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
	AMOUNT	Jul-09	Aug 31, 2009	Sep-09
ACCOUNTS RECEIVABLE AGING
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)

MONTH: September-09
AGING OF POST PETITION TAXES AND PAYABLES

	0 - 30	31 - 60	61 - 90	91 +
	DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1. Federal
2. State
3. Local
4. Other (Attach List)
5. Total Taxes Payable

6. Accounts Payable

MONTH: September-09
STATUS OF POST PETITION TAXES

	BEGINNING TAX	AMOUNT WITHHELD		ENDING TAX
	LIABILITY *	AND/OR ACCRUED	(AMOUNT PAID)	LIABILITY
FEDERAL
1. Withholding **
2. FICA — Employee **
3. FICA — Employer **
4. Unemployment
5. Other — Misc Adj
6. Other- Earned Income Credit
7. Total Federal Taxes	—	—	—	—
STATE AND LOCAL
8. Withholding
9. Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)	—
15. Total State And Local	—
16. Total Taxes	—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
This form ___ does _X___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11     Doc 102     Filed 10/16/09     Entered 10/16/09 16:44:54     Desc
Main Document     Page 9 of 12

CASE NAME: Guaranty Holdings, Inc.	ACCRUAL BASIS — 5

CASE NUMBER: 09-35584
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
MONTH: September-09

BANK RECONCILIATIONS	Account # 1	Account # 2	Account # 3	Other Accounts	TOTAL
A. BANK:	Bank of America			(Attach List)
B. ACCOUNT NUMBER:	4429005336

C. PURPOSE (TYPE):	Money Market
1. Balance Per Bank Statement	8,472				8,472
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	8,472				8,472
6. Number of Last Check Written	301
INVESTMENT ACCOUNTS

	DATE OF		PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	TYPE OF INSTRUMENT	PRICE	VALUE
7.
8.
9.
10. (Attach List)
11. Total Investments

CASH
12. Currency On Hand
13. Total Cash — End of Month				8,472
This form ___ does _X___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11     Doc 102     Filed 10/16/09     Entered 10/16/09 16:44:54     Desc
Main Document     Page 10 of 12

CASE NAME: Guaranty Holdings, Inc.	ACCRUAL BASIS — 6

CASE NUMBER: 09-35584
MONTH: September-09

PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.
INSIDERS

	TYPE OF		TOTAL PAID
NAME	PAYMENT	AMOUNT PAID	TO DATE
1.
2.
3.
4.
5.
6.
7.
8. (Attach List)
9. Total Payments To Insiders
PROFESSIONALS

DATE OF COURT
	ORDER				TOTAL
	AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To Professionals

*	Include all fees incurred, both approved and unapproved
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID POST
NAME OF CREDITOR	DUE	MONTH	PETITION
1.	$—
2.
3.
5. (Attach List)
6. TOTAL		$—	$—

This form ___ does _X___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11     Doc 102       Filed 10/16/09     Entered 10/16/09 16:44:54     Desc
Main Document     Page 11 of 12

CASE NAME: Guaranty Holdings, Inc.	ACCRUAL BASIS – 7

CASE NUMBER: 09-35584
MONTH: September-09

QUESTIONNAIRE

	YES	NO
1. Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2. Have any funds been disbursed from any account other than a debtor in possession account?		X
3. Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4. Have any payments been made on Pre Petition Liabilities this reporting period?		X
5. Have any Post Petition Loans been received by the debtor from any party?		X
6. Are any Post Petition Payroll Taxes past due?		X
7. Are any Post Petition State or Federal Income Taxes past due?		X
8. Are any Post Petition Real Estate Taxes past due?		X
9. Are any other Post Petition Taxes past due?		X
10. Are any amounts owed to Post Petition creditors delinquent?		X
11. Have any Pre Petition Taxes been paid during the reporting period?		X
12. Are any wage payments past due?		X
If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.
INSURANCE

	YES	NO
1. Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2. Are all premium payments paid current?	X
3. Please itemize policies below.
If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.
INSTALLMENT PAYMENTS

PAYMENT
AMOUNT &
TYPE OF POLICY	CARRIER	PERIOD COVERED	FREQUENCY
General Liability	Indian Harbor	07/01/09 - 07/01/10	Paid in Full
General Liability-Mortgagee in Possession	Lexington	10/27/08 - 10/27/11	Paid in Full
This form ___ does _X___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11     Doc 102      Filed 10/16/09     Entered 10/16/09 16:44:54     Desc
Main Document     Page 12 of 12

CASE NAME: Guaranty Holdings, Inc.	FOOTNOTES

CASE NUMBER: 09-35584	ACCRUAL BASIS

MONTH: September-09

ACCRUAL BASIS	LINE
FORM NUMBER	NUMBER	FOOTNOTE / EXPLANATION
General		The Office of Thrift Supervision appointed the FDIC as receiver for Guaranty Bank, an indirect subsidiary of Guaranty Financial Group Inc. on August 21, 2009. The Debtor subsequently filed its petition with the U.S. Bankruptcy Court on August 27, 2009.

Accrual 1	1	Pursuant to the Order Implementing the Requirements of Section 345(B) of the Bankruptcy Code and the Region VI, Northern District of Texas, Guidelines for Chapter 11 Debtors-In-Possession filed on September 3, 2009, the Debtor’s transferred cash to its debtor-in-possession bank accounts.